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                                                                EXHIBIT 23.2

                      Consent of Independent Accountants


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 22, 1998, with respect to the financial statements of the Paloma Golf Courses included in the Registration Statement (Form S-11, dated May 14, 1998).




Newport Beach, California                                    ERNST & YOUNG LLP
May 13, 1998